                                                                   Exhibit 4(h)

================================================================================




                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                      among

                       CMS Energy Corporation, as Sponsor,

                              The Bank of New York,
                              as Property Trustee,

                         The Bank of New York (Delaware)
                              as Delaware Trustee,

                                       and

                         THE ADMINISTRATORS NAMED HEREIN

                            Dated as of July 8, 1999

                               CMS Energy Trust II





================================================================================

                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                                TABLE OF CONTENTS

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ARTICLE I

         INTERPRETATION AND DEFINITIONS...................................................1
                 Section 1.1.     Definitions.............................................2

ARTICLE II

         TRUST INDENTURE ACT.............................................................11
                 Section 2.1.     Trust Indenture Act; Application.......................11
                 Section 2.2.     Lists of Holders of Securities.........................11
                 Section 2.3.     Reports by the Property Trustee........................12
                 Section 2.4.     Periodic Reports to Property Trustee...................12
                 Section 2.5.     Evidence of Compliance with Conditions
                                   Precedent.............................................12
                 Section 2.6.     Events of Default; Waiver..............................12
                 Section 2.7.     Event of Default; Notice...............................15

ARTICLE III

         ORGANIZATION....................................................................16
                 Section 3.1.     Name...................................................16
                 Section 3.2.     Office.................................................16
                 Section 3.3.     Purpose................................................16
                 Section 3.4.     Authority..............................................16
                 Section 3.5.     Title to Property of the Trust.........................17
                 Section 3.6.     Powers and Duties of the Administrators................17
                 Section 3.7.     Prohibition of Actions by the Trust, the Administrators
                                   and the Trustees......................................21
                 Section 3.8.     Powers and Duties of the Property Trustee..............22

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                 Section 3.9.     Certain Duties and Responsibilities of the
                                   Property Trustee......................................25
                 Section 3.10.    Certain Rights of the Property Trustee.................27
                 Section 3.11.    Delaware Trustee.......................................30
                 Section 3.12.    Execution of Documents.................................30
                 Section 3.13.    Not Responsible for Recitals or Issuance of
                                   Securities............................................30
                 Section 3.14.    Duration of Trust......................................31
                 Section 3.15.    Mergers................................................31

ARTICLE IV

         SPONSOR.........................................................................33
                 Section 4.1.     Sponsor's Purchase of Common Trust Securities..........33
                 Section 4.2.     Responsibilities of the Sponsor........................33
                 Section 4.3.     Right to Proceed.......................................34

ARTICLE V

         TRUSTEES AND ADMINISTRATORS.....................................................35
                 Section 5.1.     Number of Trustees: Appointment of Co-Trustee..........35
                 Section 5.2.     Delaware Trustee.......................................35
                 Section 5.3.     Property Trustee; Eligibility..........................36
                 Section 5.4.     Certain Qualifications of Administrators and
                                   Delaware Trustee Generally............................37
                 Section 5.5.     Administrators.........................................37
                 Section 5.6.     Delaware Trustee.......................................38
                 Section 5.7.     Appointment, Removal and Resignation of Trustees.......38
                 Section 5.8.     Vacancies among Trustees...............................40
                 Section 5.9.     Effect of Vacancies....................................40
                 Section 5.10.    Meetings...............................................40
                 Section 5.11.    Delegation of Power....................................41
                 Section 5.12.    Merger, Conversion, Consolidation or Succession
                                   to Business...........................................41

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ARTICLE VI

         DISTRIBUTIONS...................................................................42
                 Section 6.1.     Distributions..........................................42

ARTICLE VII

         ISSUANCE OF SECURITIES..........................................................42
                 Section 7.1.     General Provisions Regarding Securities................42
                 Section 7.2.     Execution And Authentication...........................43
                 Section 7.3.     Form And Dating........................................44
                 Section 7.4.     Registrar, Paying Agent And Exchange Agent.............45
                 Section 7.5.     Paying Agent to Hold Money in Trust....................46
                 Section 7.6.     Replacement Securities.................................46
                 Section 7.7.     Outstanding Trust Preferred Securities.................47
                 Section 7.8.     Trust Preferred Securities in Treasury.................47
                 Section 7.9.     Temporary Securities...................................47
                 Section 7.10.    Cancellation...........................................48
                 Section 7.11.    CUSIP Numbers..........................................48

ARTICLE VIII

         DISSOLUTION OF TRUST............................................................49
                 Section 8.1.     Dissolution of Trust...................................49

ARTICLE IX

         TRANSFER OF INTERESTS...........................................................50
                 Section 9.1.     Transfer of Securities.................................50
                 Section 9.2.     Transfer Procedures And Restrictions...................51
                 Section 9.3.     Deemed Security Holders................................55
                 Section 9.4.     Book Entry Interests...................................55
                 Section 9.5.     Notices to Clearing Agency.............................56
                 Section 9.6.     Appointment of Successor Clearing Agency...............56

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ARTICLE X

         LIMITATION OF LIABILITY OF HOLDERS OF
         SECURITIES, TRUSTEES, ADMINISTRATORS OR OTHERS..................................56
                 Section 10.1.    Liability..............................................56
                 Section 10.3.    Fiduciary Duty.........................................57
                 Section 10.4.    Indemnification........................................58
                 Section 10.5.    Outside Businesses.....................................62

ARTICLE XI

    ACCOUNTING...........................................................................63
                 Section 11.1.    Fiscal Year............................................63
                 Section 11.2.    Certain Accounting Matters.............................63
                 Section 11.3.    Banking................................................64
                 Section 11.4.    Withholding............................................64

ARTICLE XII

    AMENDMENTS AND MEETINGS..............................................................64
                 Section 12.1.    Amendments.............................................64
                 Section 12.2.    Meetings of The Holders; Action by Written Consent.....67

ARTICLE XIII

    REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE
    TRUSTEE..............................................................................69
                 Section 13.1.    Representations And Warranties of Property Trustee.....69
                 Section 13.2.    Representations And Warranties of Delaware Trustee.....70

ARTICLE XIV

    MISCELLANEOUS........................................................................71
                 Section 14.1.    Notices................................................71
                 Section 14.2.    Governing Law..........................................72


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                 Section 14.3.    Intention of The Parties...............................72
                 Section 14.4.    Headings...............................................72
                 Section 14.5.    Successors And Assigns.................................73
                 Section 14.6.    Partial Enforceability.................................73
                 Section 14.7.    Counterparts...........................................73





Annex I      -   Terms of Securities

Exhibit A-1  -   Form of Trust Preferred Security
Exhibit A-2  -   Form of Common Trust Security

                    AMENDED AND RESTATED DECLARATION OF TRUST
                                       OF

                               CMS Energy Trust II

                                  July 8, 1999

                  AMENDED AND RESTATED DECLARATION OF TRUST
("Declaration") dated and effective as of July 8, 1999, by the Trustees (as defined herein), the Sponsor (as defined herein), the Administrators (as defined herein) and by the holders, from time to time, of undivided beneficial ownership in the assets of the Trust to be issued pursuant to this Declaration;

                  WHEREAS, CMS Energy Trust II (the "Trust") has been established as a trust created under the Business Trust Act (as defined herein) pursuant to a Trust Agreement dated as of May 22, 1997 (the "Original Declaration") and a Certificate of Trust executed and filed with the Secretary of State of the State of Delaware on May 22, 1997, for the sole purpose of issuing and selling certain securities representing undivided beneficial ownership interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined);

                  WHEREAS, the parties hereto, by this Declaration, amend and restate each and every term and provision of the Original Declaration; and

                  NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial ownership interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                    ARTICLE I

                         INTERPRETATION AND DEFINITIONS

                  Section 1.1. Definitions. Unless the context otherwise requires:

                           (a) Capitalized terms used in this Declaration but
not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

                           (b) a term defined anywhere in this Declaration has
the same meaning throughout;

                           (c) all references to "the Declaration" or "this
Declaration" are to this Declaration as modified, supplemented or amended from time to time;

                           (d) all references in this Declaration to Articles
and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

                           (e) a term defined in the Trust Indenture Act has
the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires;

                           (f) a term defined in the Indenture (as defined
herein) and the Master Unit Agreement (as defined herein) has the same meaning when used in this Declaration unless otherwise defined in this Declaration or the context otherwise requires; and

                           (g) a reference to the singular includes the plural
and vice versa.

                  "Administrators" means each of Alan M. Wright and Thomas A. McNish solely in such Person's capacity as Administrator of the Trust created and continued hereunder and not in such Person's individual capacity, or such Administrator's successor in interest in such capacity, or any successor appointed as herein provided.

                  "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

                  "Agent" means any Paying Agent, Registrar or Exchange Agent.

                  "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

                  "Bankruptcy Event" means, with respect to any Person:

                           (a) a court having jurisdiction in the premises shall
                  enter a decree or order for relief in respect of such Person in an involuntary case under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of such Person or for all or any substantial part of its property, or ordering the winding-up or liquidation of its affairs and such decree or order shall remain unstayed and in effect for a period of 90 consecutive days; or

                           (b) such Person shall commence a voluntary case under
                  any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, shall consent to the entry of an order for relief in an involuntary case under any such law, or shall consent to the appointment of or taking of possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of such Person of all or any substantial part of its property, or shall make any general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due.

                  "Book Entry Interest" means a beneficial interest in a Global Security registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

                  "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in The City of New York are authorized or required by law or executive order to close.

                  "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

                  "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Trust Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Security and which shall undertake to effect book-entry transfers and pledges of the Trust Preferred Securities.

                  "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

                  "Closing Time" means the "First Time of Delivery" under the Underwriting Agreement.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

                  "Commission" means the United States Securities and Exchange Commission as from time to time constituted, or if any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

                  "Common Trust Securities" has the meaning specified in Section 7.1(a).

                  "Common Trust Securities Guarantee" means the guarantee agreement of the Sponsor dated as of July 8, 1999 in respect of the Common Trust Securities.

                  "Common Trust Securities Subscription Agreement" means the Common Trust Securities Subscription Agreement, dated July 8, 1999 by and between the Debenture Issuer and the Trust.

                  "Company Indemnified Person" means (a) any Administrator; (b) any Affiliate of any Administrator; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrator; or
(d) any officer, employee or agent of the Trust or its Affiliates.

                  "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Agreement is located at 101 Barclay Street, Fl. 21 West, NY, NY 10286,
Attention: Corporate Trust Administration.

                  "Covered Person" means: (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

                  "Debenture Issuer" means CMS Energy Corporation, a Michigan corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

                  "Debenture Subscription Agreement" means the Debenture Subscription Agreement, dated July 8, 1999, by and between the Debenture Issuer and the Trust.

                  "Debenture Trustee" means The Bank of New York, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

                  "Debentures" means the 8.625% Junior Subordinated Deferrable Interest Debentures due July 8, 2004 of the Debenture Issuer issued pursuant to the Indenture.

                  "Default" means an event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

                  "Definitive Trust Preferred Securities" shall have the meaning set forth in Section 7.3(d).

                  "Delaware Trustee" has the meaning set forth in Section 5.2.

                  "Direct Action" shall have the meaning set forth in Section 3.8(e).

                  "Distribution" means a distribution payable to Holders in accordance with Section 6.1.

                  "DTC" means The Depository Trust Company, the initial Clearing Agency.

                  "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

                  "Fiduciary Indemnified Person" has the meaning set forth in
Section 10.4(b).

                  "Final Redemption Price" has the meaning set forth in Section 4 of Annex I hereto.

                  "Fiscal Year" has the meaning set forth in Section 11.1.

                  "Global Security" has the meaning set forth in Section 7.3(b).

                  "Holder" means a Person in whose name a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act, provided, however, that with respect to any Trust Preferred Securities that form a part of Normal Units, the Holder (as defined in the Master Unit Agreement and as notified to the Property Trustee by or on behalf of the Unit Agent) of such Normal Units shall be deemed to be the Holder of such Trust Preferred Securities for all purposes under the Declaration and the Indenture other than for receipt of Distributions on, or other payments to be made in respect of, such Trust Preferred Securities (including the distribution of Debentures in connection with a Dissolution Event or the exercise of a Put Option). The Property Trustee shall from time to time request from the Unit Agent a copy of the Unit Register for the Normal Units as shall be necessary to give effect to the foregoing.

                  "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

                  "Indenture" means the Indenture dated as of June 1, 1997, between the Debenture Issuer and the Debenture Trustee, as amended, modified or supplemented from time to time, including as amended by the Terms Resolutions of the Debenture Issuer relating to the Debentures and dated as of July 1, 1999.

                  "Investment Company" means an investment company as defined in the Investment Company Act.

                  "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

                  "Legal Action" has the meaning set forth in Section 3.6(f).

                  "Like Amount" has the meaning set forth in Section 3 of Annex I hereto.

                  "Majority in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Trust Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Master Unit Agreement" shall mean the Master Unit Agreement between CMS Energy Corporation and The Bank of New York, as Unit Agent, dated as of July 8, 1999.

                  "Officers' Certificate" means, (i) with respect to any Person other than the Trust, a certificate signed by two of the following: the Chairman, a Vice Chair man, the Chief Executive Officer, the President, the Chief Financial Officer, a Vice President (whether or not designated by a number or a word or words added before or after such title), the Comptroller, or the Secretary or an Assistant Secretary of such Person and (ii) with respect to the Trust, a certificate signed by not less than two administrators. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

                                    (i) a statement that each officer signing
         the Officers' Certificate has read the covenant or condition and the definitions herein relating thereto;

                                    (ii) a brief statement of the nature and
         scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

                                    (iii) a statement that each such officer has
         made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                                    (iv) a statement as to whether, in the
         opinion of each such officer, such condition or covenant has been complied with.

                  "Opinion of Counsel" shall mean a written opinion of counsel, who may be an employee of the Sponsor, and which shall be delivered to the Property Trustee.

                  "Participants" shall have the meaning set forth in Section 7.3(c).

                  "Paying Agent" has the meaning specified in Section 7.4.

                  "Payment Amount" has the meaning set forth in Section 6.1.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Property Trustee" has the meaning set forth in Section
5.3(a).

                  "Property Trustee Account" has the meaning set forth in
Section 3.8(c).

                  "Quorum" means a majority of the Administrators or, if there are only two Administrators, both of them.

                  "Registrar" has the meaning set forth in Section 7.4.

                  "Registration Statements" has the meaning set forth in Section 3.6(b).

                  "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

                  "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer of the Property Trustee to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Securities" or "Trust Securities" means the Common Trust Securities and the Trust Preferred Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

                  "Securities Guarantees" means the Common Trust Securities Guarantee and the Trust Preferred Securities Guarantee.

                  "Sponsor" means CMS Energy Corporation, a Michigan corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination, in its capacity as sponsor of the Trust.

                  "Subscription Agreements" means the Common Trust Securities Subscription Agreement and the Debenture Subscription Agreement.

                  "Successor Delaware Trustee" has the meaning set forth in
Section 5.7(b)(ii).

                  "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

                  "Successor Property Trustee" has the meaning set forth in
Section 3.8(f).

                  "Successor Securities" has the meaning set forth in Section 3 .15(b)(i)(B).

                  "Super Majority" has the meaning set forth in Section 2.6(a)(ii).

                  "10% in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Trust Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Trust Preferred Securities or Holders of outstanding Common Trust Securities voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

                  "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

                  "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                  "Trust Preferred Securities has the meaning specified in
Section 7.1(a).

                  "Trust Preferred Securities Guarantee" means the guarantee agreement of the Sponsor dated as of July 8, 1999 in respect of the Trust Preferred Securities.

                  "Trust Preferred Securities Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

                  "Underwriting Agreement" means the Underwriting Agreement among CMS Energy Corporation, the Trust and the underwriters named therein, dated as of July 1, 1999, for the initial offering and sale of the Units.

                  "Units" has the meaning set forth in the Master Unit
Agreement.

                  "1933 Act Registration Statement" has the meaning set forth in
Section 3.6(b).

                  "1934 Act Registration Statement" has the meaning set forth in
Section 3.6(b).


                                   ARTICLE II

                               TRUST INDENTURE ACT

                  Section 2.1. Trust Indenture Act; (a) Application. This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

                           (b) The Property Trustee shall be the only Trustee
which is a Trustee for the purposes of the Trust Indenture Act.

                           (c) If and to the extent that any provision of this
Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

                           (d) The application of the Trust Indenture Act to
this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial ownership interests in the assets of the Trust.

                  Section 2.2. Lists of Holders of Securities. (a) Each of the Sponsor and the Administrators on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities (i) on a quarterly basis on each record date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, and (ii) at such other times as the Property Trustee may request in writing, within 30 days of receipt by the Trust, of such written request, a List of Holders as of a date not more than 15 days prior to the time such List of Holders is furnished to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

                           (a) The Property Trustee shall comply with its
obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

                  Section 2.3. Reports by the Property Trustee. If required by
Section 313(a) of the Trust Indenture Act, the Property Trustee shall, within sixty days after each May 15, following the date of this Indenture, commencing May 15, 2000, deliver to the Holders of Trust Preferred Securities a brief report, dated as of such May 15, 2000, which complies with the provisions of such Section 313(a) of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

                  Section 2.4. Periodic Reports to Property Trustee. Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as are required by
Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act. Delivery of such documents, reports and information to the Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Trust's compliance with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officers' Certificates).

                  Section 2.5. Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Administrators on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c) (1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

                  Section 2.6. Events of Default; Waiver. The Holders of a Majority in liquidation amount of Trust Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Trust Preferred Securities, waive any past Event of Default in respect of the Trust Preferred Securities and its consequences, provided, that if the underlying Event of Default under the Indenture:

                                 (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                                (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Trust Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Trust Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Trust Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Trust Preferred Securities of an Event of Default with respect to the Trust Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Trust Securities of any such Event of Default with respect to the Common Trust Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Trust Securities.

                  The Holders of a Majority in liquidation amount of the Trust Preferred Securities will have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee or to direct the exercise of any trust or power conferred upon the Property Trustee, including the right to direct the Property Trustee to exercise the remedies available to it as holder of the Debentures; provided, however, that (subject to the provisions of Section 3.9) the Property Trustee shall have the right to decline to follow any such direction if the Property Trustee shall determine that the action so directed would be unjustly prejudicial to the Holders not taking part in such direction or if the Property Trustee, being advised by counsel, determines that the action or proceeding so directed may not lawfully be taken or if the Property Trustee, in good faith, by a trust committee of directors or Responsible Officers, shall determine that the action or proceedings so directed would involve the Property Trustee in personal liability. If the Property Trustee fails to enforce its rights under the Debentures after the Holders of a Majority in liquidation amount of the Trust Preferred Securities have so directed the Property Trustee, a Holder of record of such Trust Preferred Securities may, to the fullest extent permitted by law, institute a legal proceeding against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceeding against the Property Trustee or any other Person.

                           (b) The Holders of a Majority in liquidation amount
of the Common Trust Securities may, by vote or written consent, on behalf of the Holders of all of the Common Trust Securities, waive any past Event of Default with respect to the Common Trust Securities and its consequences, provided, that if the underlying Event of Default under the Indenture:

                                    (i) is not waivable under the Indenture,
         except where the Holders of the Common Trust Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                                    (ii) requires the consent or vote of a Super
         Majority to be waived, except where the Holders of the Common Trust Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Trust Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, each Holder of Common Trust Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Trust Securities and its consequences until all Events of Default with respect to the Trust Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Trust Preferred Securities and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Trust Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common
Trust Securities or impair any right consequent thereon.

                           (c) A waiver of an Event of Default under the
Indenture by the Property Trustee, at the direction of the Holders of the Trust Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

                  Section 2.7. Event of Default; Notice. (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default actually known to a Responsible Officer of the Property Trustee, transmit by mail, first class postage prepaid, to the Holders, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the with holding of such notice is in the interests of the Holders.

                           (b) The Property Trustee shall not be deemed to have
knowledge of any default except:

                                    (i) a default under Sections 5.01(1) and
         5.01(2) of the Indenture; or

                                    (ii) any default as to which the Property
         Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of the Declaration shall have actual knowledge.

                           (c) Within ten Business Days after the occurrence of
an Event of Default actually known to a Responsible Officer of the Property Trustee, the

Property Trustee shall transmit notice of such Event of Default to the holders of the Trust Preferred Securities, the Administrators and the Sponsor, unless such Event of Default shall have been cured or waived. The Sponsor and the Administrators shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration. The Company shall deliver to the Trustee within 5 Business Days after the Company becomes aware of the occurrence of any Event of Default or an event which, with notice or lapse of time, would constitute an Event of Default, an Officers' Certificate setting forth the details of, and what action the Company proposes to take with respect to, such Event of Default.


                                   ARTICLE III

                                  ORGANIZATION

                  Section 3.1. Name. The Trust is named "CMS Energy Trust II" as such name may be modified from time to time by the Administrators following written notice to the Trustees and the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrators.

                  Section 3.2. Office. The address of the principal office of the Trust is c/o CMS Energy Corporation, Fairlane Plaza, Suite 1100, 330 Town Center Drive, Dearborn, Michigan 48126. On ten Business Days written notice to the Property Trustee, the Delaware Trustee and the Holders of Securities, the Administrators may designate another principal office.

                  Section 3.3. Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell the Securities, (b) use the proceeds from the sale of the Securities to acquire the Debentures, and (c) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto, including, without limitation, those activities specified in Sections 3.6, 3.8, 3.9, 3.10, 3.11 and/or 3.12. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, or otherwise under take (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States Federal income tax purposes as a grantor trust.

                  Section 3.4. Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrators shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrators or any of them in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration. The Administrators shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and are not intended to be trustees or fiduciaries with respect to the Trust or the Holders. The Property Trustee shall have the right, but shall not be obligated except as specifically provided in Section 3.6, to perform those duties assigned to the Administrators.

                  Section 3.5. Title to Property of the Trust. Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial ownership interest in the assets of the Trust.

                  Section 3.6. Powers and Duties of the Administrators. The Administrators shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

                           (a) to issue and sell the Securities in accordance
with this Declaration; provided, however, that (i) except as contemplated in
Section 7.1(a), (A) the Trust may issue no more than one series of Trust Preferred Securities and no more than one series of Common Trust Securities and
(B) there shall be no interests in the Trust other than the Securities, and (ii) the issuance of Securities shall be limited to a simultaneous issuance of both Trust Preferred Securities and Common Trust Securities at the Closing Time;

                           (b) in connection with the registration, issue and
sale of the Trust Preferred Securities, to:

                                  (i) execute and file on behalf of the Trust,
         (a) a registration statement, including pre-effective or post-effective amendments to such registration statement and any and all amendments to registration statements filed pursuant to Rule 462(b) promulgated under the Securities Act, relating to the registration under the Securities Act, of the Securities (the "1933 Act Registration Statement"), and (b) a registration statement on Form 8-A or other appropriate form (the "1934 Act Registration Statement" and together with the 1933 Act Registration Statement, the "Registration Statements") (including all pre-effective and post-effective amendments thereto) relating to the registration of the Securities of the Trust under the Exchange Act;

                                    (ii) execute and file on behalf of the Trust
         such applications, reports, surety bonds, irrevocable consents, appointments of attorney for service of process and other papers and documents as the Sponsor, on behalf of the Trust, may deem necessary or desirable to register the Securities under the securities or "Blue Sky" laws of any applicable jurisdiction;

                                    (iii) execute and file a listing application
         and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to permit the Trust Preferred Securities to trade or be quoted or listed in or on the New York Stock Exchange or any other securities exchange, quotation system or the Nasdaq National Market;

                                    (iv) execute, deliver and perform on behalf
         of the Trust such underwriting or purchase agreements with one or more underwriters, purchasers or agents relating to the offering of the Securities as the Sponsor, on behalf of the Trust, may deem necessary or desirable; and

                                    (v) execute and deliver letters, documents
         or instruments with DTC and other Clearing Agencies relating to the Trust Preferred Securities.

                           (c) to acquire the Debentures with the proceeds of
the sale of the Trust Preferred Securities and the Common Trust Securities; provided, however, that the Administrators shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders;

                           (d) to establish a record date with respect to all
actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Trust Preferred Securities and Holders of Common Trust Securities as to such actions and applicable record dates;

                           (e) to take all actions and perform such duties as
may be required of the Administrators pursuant to the terms of the Securities;

                           (f) to the fullest extent permitted by law, to bring
or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust (each a "Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

                           (g) to employ or otherwise engage employees and
agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

                           (h) to cause the Trust to comply with the Trust's
obligations under the Trust Indenture Act;

                           (i) to give the certificate required by Section
314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrator;

                           (j) to incur expenses that are necessary or
incidental to carry out any of the purposes of the Trust;

                           (k) to act as, or appoint another Person to act as,
Registrar and Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4 except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

                           (l) to give prompt written notice to the Property
Trustee and to Holders of any notice received from the Debenture Issuer of its election to defer payments of interest on the Debentures by extending the interest payment period under the Indenture;

                           (m) to take all action that may be necessary or
appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Trust Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

                           (n) to take any action, not inconsistent with this
Declaration, the certificate of trust of the Trust or with applicable law, that the Administrators determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6 (as long as such action does not materially adversely affect the interests of the Holders of the Securities), including, but not limited to:

                                    (i) causing the Trust not to be deemed to be
                  an Investment Company required to be registered under the Investment Company Act;

                                    (ii) causing the Trust to be classified for
                  United States Federal income tax purposes as a grantor trust;

                                    (iii) cooperating with the Debenture Issuer
                  to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States Federal income tax purposes;

                           (o) to take all action necessary to cause all
applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrators, on behalf of the Trust; and

                           (p) to execute and deliver all documents, instruments
and certificates, exercise all rights and powers, perform all duties, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

                  The Administrators must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3 and with the intentions of the parties set forth in Section 14.3, and the Administrators shall not take any action that is inconsistent with the purposes and functions of the Trust and intentions of the parties set forth in Section 3.3 and Section 14.3, respectively.

                  Subject to this Section 3.6, the Administrators shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

                  Any indebtedness, expenses, taxes or other liabilities incurred by the Administrators pursuant to this Section 3.6 or otherwise incurred by or on behalf of the Trust, other than obligations of the Trust to pay to holders of the Trust Preferred Securities the amounts due such holders pursuant to the terms of the Trust Preferred Securities, shall be paid for in full or reimbursed, as the case may be, by the Debenture Issuer.

                  Section 3.7. Prohibition of Actions by the Trust, the Administrators and the Trustees. The Trust shall not, and neither the Administrators nor the Trustees (including the Property Trustee) shall cause the Trust to, engage in any activity other than as required or authorized by this Declaration. The Trust shall not:

                                    (i) invest any proceeds received by the
         Trust from holding the Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

                                    (ii) acquire any assets other than as
         expressly provided herein;

                                    (iii) possess Trust property for other than
         a Trust purpose;

                                    (iv) make any loans or incur any
         indebtedness other than loans represented by the Debentures, execute mortgages or pledge any of its assets;

                                    (v) possess any power or otherwise act in
         such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever;

                                    (vi) issue any securities or other evidences
         of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                                    (vii) other than as provided in this
         Declaration or Annex I, (A) direct the time, method and place of conducting any proceeding with respect to any remedy available to the Debenture Trustee, or exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required, unless the Trust shall have received an opinion of counsel experienced in such matters to the effect that such action will not cause the Trust to be classified as other than a grantor trust for United States Federal income tax purposes.

                  Section 3.8. (a) Powers and Duties of the Property Trustee. The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

                          (b) The Property Trustee shall not transfer its right,
title and interest in the Debentures to the Administrators or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

                          (c) The Property Trustee shall:

                                    (i) establish and maintain a segregated non-
         interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments, and/or request the Paying Agent (whether or not the Property Trustee also acts as Paying Agent) to make payments, to the Holders of the Trust Preferred Securities and Holders of the Common Trust Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration.

                                    (ii) engage in such ministerial activities
         as shall be necessary or appropriate to effect the repurchase or redemption of the Securities to the extent the Debentures are redeemed, repurchased or mature; and (iii) upon written notice of distribution issued by the Administrators in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the occurrence of certain events.

                          (d) The Property Trustee shall take all actions and
perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

                          (e) Subject to Section 3.9(a), the Property Trustee
may take any Legal Action which arises out of or is in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act. If such Property Trustee shall have failed to take such Legal Action, the Holders of the Trust Preferred Securities, to the fullest extent permitted by applicable law, may take such Legal Action, to the same extent as if such Holders of Trust Preferred Securities held an aggregate principal amount of Debentures equal to the aggregate liquidation amount of such Trust Preferred Securities, without first proceeding against the Property Trustee or the Trust; provided, however, that if an Event of Default has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay the principal of or premium, if any, or interest on the Debentures on the date such principal, premium, if any, or interest is otherwise payable (after giving effect to any permitted deferral of payment of such interest), then a Holder of Trust Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or premium, if any, or interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Trust Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Holders of the Common Trust Securities will be subrogated to the rights of such Holder of Trust Preferred Securities (or Units) to the extent of any payment made by the Debenture Issuer to such Holder of Trust Preferred Securities (or Units) in such Direct Action; provided, however, that no such subrogation right may be exercised so long as an Event of Default has occurred and is continuing. The Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

                          (f) The Property Trustee shall continue to serve as a
Trustee until either:

                                    (i) the Trust has been completely liquidated
         and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

                                    (ii) a successor Property Trustee has been
         appointed and has accepted that appointment in accordance with Section
         5.7 (a "Successor Property Trustee").

                          (g) The Property Trustee shall have the legal power to
exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to this Declaration (including Annex I) and the terms of the Securities.

                          (h) The Property Trustee shall be authorized to
undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

                          (i) For such time as the Property Trustee is the
Paying Agent, the Property Trustee may authorize one or more Persons to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all securities and any such Paying Agent shall comply or shall be caused to comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee.

                          (j) Subject to this Section 3.8, the Property Trustee
shall have none of the duties, liabilities, powers or the authority of the Administrators set forth in Section 3.6.

                  The Property Trustee shall exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take, nor shall the Sponsor or any

Administrator direct the Property Trustee to take, any action that is inconsistent with the purposes and functions of the Trust and intentions of the parties set out in Section 3.3 and Section 14.3, respectively.

                  Section 3.9. Certain Duties and Responsibilities of the Property Trustee. (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

                          (b) No provision of this Declaration shall be
construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                                    (i) prior to the occurrence of an Event of
         Default and after the curing or waiving of all such Events of Default that may have occurred:

                                            (A)      the duties and obligations
                  of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                                            (B)      in the absence of bad
                  faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions ex pressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                                    (ii) the Property Trustee shall not be
         liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                                    (iii) the Property Trustee shall not be
         liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in liquidation amount of the Trust Preferred Securities or the Common Trust Securities, as applicable, relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                                    (iv) no provision of this Declaration shall
         require the Property Trustee to expend or risk its own funds or other wise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                                    (v) the Property Trustee's sole duty with
         respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                                    (vi) the Property Trustee shall have no duty
         or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                                    (vii) the Property Trustee shall not be
         liable for any interest on any money received by it except as it may otherwise agree in writing with the Sponsor, and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent other wise required by law; and

                                    (viii) the Property Trustee shall not be
         responsible for monitoring the compliance by the Administrators or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrators or the Sponsor.

                  Section 3.10. Certain Rights of the Property Trustee. Subject to the provisions of Section 3.9:

                                    (i) the Property Trustee may conclusively
         rely and shall be fully protected in acting or refraining from acting upon any resolution, opinion of counsel, written representation of Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                                    (ii) any direction or act of the Sponsor or
         the Administrators contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                                    (iii) whenever in the administration of this
         Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrators;

                                    (iv) the Property Trustee shall have no duty
         to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

                                    (v) the Property Trustee may consult with
         counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                                    (vi) the Property Trustee shall be under no
         obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                                    (vii) the Property Trustee shall not be
         bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit at the expense of the Sponsor and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

                                    (viii) the Property Trustee may execute any
         of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                                    (ix) any action taken by the Property
         Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                                    (x) whenever in the administration of this
         Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action,
         (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                                    (xi) except as otherwise expressly provided
         by this Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                                    (xii) the Property Trustee shall not be
         liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration; and

                                    (xiii) the Property Trustee shall not be
         deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Property Trustee at the Corporate Trust Office of the Property Trustee, and such notice references the Trust Preferred Securities and this Declaration.

                          (b) No provision of this Declaration shall be deemed
to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

                  Section 3.11. Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrators or the Property Trustee described in this Declaration. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act and shall take such actions as are expressly required to be taken by the Delaware Trustee under the Business Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) to (viii) inclusive, and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

                  Section 3.12. Execution of Documents. Except as otherwise required by the Business Trust Act or applicable law, any Administrator is authorized to execute on behalf of the Trust any documents that the Administrators have the power and authority to execute pursuant to Section 3.6.

                  Section 3.13. Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration and the Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

                  Section 3.14. Duration of Trust. The Trust, unless dissolved pursuant to the provisions of Article VIII hereof, shall have existence for seven years from the dater hereof.

                  Section 3.15. Mergers. (a) The Trust may not merge or convert with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to any Person, except as described in Section 3.15(b) and (c) or Section 3 of Annex I.

                          (b) The Trust may, at the request of the Holders of a
Majority in liquidation amount of the Common Trust Securities and without the consent of the other Holders, the Delaware Trustee or the Property Trustee, merge or convert with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, a trust organized as such under the laws of any State; provided that:

                                    (i) such successor entity (the "Successor
         Entity") either:

                                            (A)      expressly assumes all of
                  the obligations of the Trust with respect to the Trust Preferred Securities; or

                                            (B)      substitutes for the Trust
                  Preferred Securities other securities having substantially the same terms as the Trust Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Trust Preferred Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise;

                                    (ii) the Sponsor expressly appoints a
         trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the Holder of the Debentures;

                                    (iii) the Successor Securities are listed,
         or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or other organization on which the Trust Preferred Securities are then listed or quoted, if any;

                                    (iv) such merger, conversion, consolidation,
         amalgamation, replacement, conveyance, transfer or lease does not cause the Trust Preferred Securities (including any Successor Securities) or Units to be downgraded by any nationally recognized statistical rating organization, if then so rated;

                                    (v) such merger, conversion, consolidation,
         amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of Trust Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

                                    (vi) such Successor Entity has a purpose
         substantially identical to that of the Trust;

                                    (vii) prior to such merger, conversion,
         consolidation, amalgamation, replacement, conveyance, transfer or lease, the Sponsor has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that:

                                            (A)      such merger, conversion,
                  consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of Trust Preferred Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of the Holders' interest in the new entity);

                                            (B)      following such merger,
                  conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be required to register as an In vestment Company; and

                                            (C)      following such merger,
                  conversion, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust or the Successor Entity will continue to or will be classified as a grantor trust for United States Federal income tax purposes.

                                    (viii) the Sponsor or any permitted
         successor or assignee owns all of the common securities of such Successor Entity and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Trust Preferred Securities Guarantee.

                          (c) Notwithstanding Section 3.15(b), the Trust shall
not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge or convert with or into, or be replaced by, or convey, transfer or lease its properties and assets as an entirety or substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge or convert with or into, or replace it if such consolidation, amalgamation, merger, conversion, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity to be classified as other than a grantor trust for United States Federal income tax purposes.


                                   ARTICLE IV

                                     SPONSOR

                  Section 4.1. Sponsor's Purchase of Common Trust Securities. At the Closing Time, the Sponsor will purchase all of the Common Trust Securities then issued by the Trust, in an amount at least equal to 3% of the total capital of the Trust, at the same time as (and giving effect to) the Trust Preferred Securities are issued and sold.

                  Section 4.2. Responsibilities of the Sponsor. In connection with the issue and sale of the Trust Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities (and any actions taken by the Sponsor in furtherance of the following prior to the date of this Declaration are hereby ratified and confirmed in all respects):

                          (a) to prepare and file with the Commission and to
execute, in the case of the Registration Statements, on behalf of the Trust, (a) the 1933 Act Registration Statement, including pre-effective or post-effective amendments to such registration statement and any and all amendments to such registration statement filed pursuant to Rule 462(b) promulgated under the Securities Act, relating to the registration under the Securities Act of the Securities, (b) any preliminary prospectus or prospectus or supplement thereto relating to the Securities required to be filed pursuant to the Securities Act, and (c) the 1934 Act Registration Statement (including all pre-effective and post-effective amendments thereto) relating to the registration of the Securities of the Trust under the Exchange Act;

                          (b) to determine the jurisdictions in which to take
appropriate action to qualify or register for sale all or part of the Trust Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable to register the Securities and in order to comply with the securities or "Blue Sky" laws of any applicable jurisdiction;

                          (c) to prepare, execute and file a listing application
and all other applications, statements, certificates, agreements and other instruments as shall be necessary or desirable to permit the Trust Preferred Securities and/or the Units to trade or be quoted or listed in or on the New York Stock Exchange or any other securities exchange, quotation system or the Nasdaq National Market;

                          (d) to negotiate the terms of, and execute, the
Underwriting Agreement and the Subscription Agreements, and to enter into and execute and deliver and perform the same on behalf of the Trust; and

                          (e) notwithstanding anything to the contrary contained
herein, the Trust shall be authorized to issue and sell the Trust Preferred Securities at an offering price per Trust Preferred Securities to be determined by the Sponsor in its sole and absolute discretion, including, without limitation, at an offering price that is less than the liquidation amount of $41.50 per Trust Preferred Securities (the "Liquidation Amount"), which offering price shall be specified in the Prospectus relating to the Securities, and the Common Trust Securities shall be issued and sold at an offering price per Common Trust Security that is equal to the offering price per Trust Preferred Securities.

                  Section 4.3. Right to Proceed. The Sponsor acknowledges the rights of the Holders of Trust Preferred Securities, in the event that a failure of the Trust to pay Distributions on the Trust Preferred Securities is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures, to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations on the Debentures.


                                    ARTICLE V

                           TRUSTEES AND ADMINISTRATORS

                  Section 5.1. Number of Trustees: Appointment of Co-Trustee. The number of Trustees initially shall be five (5), and:

                          (a) at any time before the issuance of any Securities,
the Sponsor may, by written instrument, increase or decrease the number of Trustees and Administrators; and

                          (b) after the issuance of any Securities, the number
of Trustees and Administrators may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Trust Securities voting as a class at a meeting of the Holders of the Common Trust Securities; provided, however, that, there shall be a Delaware Trustee if required by
Section 5.2; and there shall be one Trustee who shall be the Property Trustee, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Trust Securities acting as a class at a meeting of the Holders of the Common Trust Securities, and the Administrators shall have power to appoint one or more persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such person or persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

                  Section 5.2. Delaware Trustee. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

                          (a) a natural person who is a resident of the State of
Delaware; or

                          (b) if not a natural person, an entity which has its
principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law; provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

                  Section 5.3. Property Trustee; Eligibility. (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

                                    (i) not be an Affiliate of the Sponsor; and

                                    (ii) be a Person organized and doing
                  business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such Person publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

                          (b) If at any time the Property Trustee shall cease to
be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

                          (c) If the Property Trustee has or shall acquire any
"conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Trust Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

                          (d) The Trust Preferred Securities Guarantee shall be
deemed to be specifically described in this Declaration for purposes of clause
(i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

                          (e) The initial Property Trustee shall be:

                              The Bank of New York

                  Section 5.4. Certain Qualifications of Administrators and Delaware Trustee Generally. Each Administrator and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

                  Section 5.5. Administrators. The initial Administrators shall be:

                  Alan M. Wright
                  Thomas A. McNish
                  c/o CMS Energy Corporation
                  Fairlane Plaza South, Suite 1100
                  330 Town Center Drive
                  Dearborn, MI 48126
                  Telephone:  (313) 436-9200
                  Telecopier:  (313) 436-9258

                          (a) Except as expressly set forth in this Declaration
and except if a meeting of the Administrators is called with respect to any matter over which the Administrators have power to act, any power of the Administrators may be exercised by, or with the consent of, any one such Administrator.

                          (b) An Administrator may, by power of attorney
consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrators have power and authority to cause the Trust to execute pursuant to Section 3.6. (c)The Holders of a Majority in liquidation amount of the Common Trust Securities may appoint or remove any Administrator without cause at any time.

                          (c) An Administrator appointed to office shall hold
office until his successor shall have been appointed or until his death, removal or resignation. Any Administrator may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Administrator and delivered to the Sponsor and the Property Trustee, which resignation shall take effect upon such delivery or upon such later date as is specified therein.

                  Section 5.6. Delaware Trustee. The initial Delaware Trustee shall be:

                               The Bank of New York (Delaware)
                               White Clay Center, Route 273
                               Newark, DE 19711

                               Attention:
                               Telecopier:
                               Telephone:

                  Section 5.7. Appointment, Removal and Resignation of Trustees.
(a) Subject to Section 5.7(b) and to Section 6(b) of Annex I hereto, Trustees may be appointed or removed without cause at any time:

                                    (i) until the issuance of any Securities, by
         written instrument executed by the Sponsor;

                                    (ii) unless an Event of Default shall have
         occurred and be continuing after the issuance of any Securities, by vote of the Holders of a Majority in liquidation amount of the Common Trust Securities voting as a class at a meeting of the Holders of the Common Trust Securities; and

                                    (iii) if an Event of Default shall have
         occurred and be continuing after the issuance of the Securities, with respect to the Property Trustee or the Delaware Trustee only, by vote of Holders of a Majority in liquidation amount of the Trust Preferred Securities voting as a class at a meeting of Holders of the Trust Preferred Securities.

                          (b) (i) The Trustee that acts as Property Trustee
shall not be removed in accordance with Section 5.7(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrators and the Sponsor; and

                                    (ii) the Trustee that acts as Delaware
         Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrators and the Sponsor.

                          (c) A Trustee appointed to office shall hold office
until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                                    (i) No such resignation of the Trustee that
         acts as the Property Trustee shall be effective until the first to occur of the following:

                                            (A)      a Successor Property
                  Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                                            (B)      the assets of the Trust
                  have been completely liquidated and the proceeds thereof distributed to the Holders of the Securities; and

                                    (ii) no such resignation of the Trustee that
         acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

                          (d) The Holders of the Common Trust Securities shall
use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this
Section 5.7.

                          (e) If no Successor Property Trustee or Successor
Delaware Trustee shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, may petition, at the expense of the Sponsor, any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                          (f) No Property Trustee or Delaware Trustee shall be
liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

                  Section 5.8. Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Trustees or, if there are more than two, a majority of the Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

                  Section 5.9. Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled by the appointment of a Trustee in accordance with Section 5.7, the Property Trustee shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by this Declaration.

                  Section 5.10. Meetings. If there is more than one Administrator, meetings of the Administrators shall be held from time to time upon the call of any Administrator. Regular meetings of the Administrators may be held at a time and place fixed by resolution of the Administrators. Notice of any in-person meetings of the Administrators shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrators or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrator at a meeting shall constitute a waiver of notice of such meeting except where an Administrator attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrators may be taken at a meeting by vote of a majority of the Administrators present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrators. In the event there is only one Administrator, any and all action of such Administrator shall be evidenced by a written consent of such Administrator.

                  Section 5.11. (a) Delegation of Power. Any Trustee or Administrator may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 3.6; and

                          (b) the Trustees shall have power to delegate from
time to time to such of their number or to other Persons the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

                  Section 5.12. Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, that is not a natural person, may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing (except to the extent required under the Business Trust Act) of any paper or any further act on the part of any of the parties hereto.


                                   ARTICLE VI

                                  DISTRIBUTIONS

                  Section 6.1. Distributions. Each Holder shall receive Distributions pro rata in accordance with the applicable terms of such Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of interest (including Compounded Interest (as defined in the Indenture) and Additional Sums (as defined in the Indenture)), premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders in accordance with the respective terms of the Securities held by them. In the event there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed pro rata among the Holders of Securities on the next Distribution Date.

                                   ARTICLE VII

                             ISSUANCE OF SECURITIES

                  Section 7.1. General Provisions Regarding Securities. (a) The Administrators shall on behalf of the Trust issue one class of preferred securities representing undivided beneficial ownership interests in the assets of the Trust having such terms as are set forth in Annex I (the "Trust Preferred Securities") and one class of common securities representing undivided beneficial ownership interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Trust Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Trust Preferred Securities and the Common Trust Securities and the aggregate liquidation amount of all Securities issued by the Trust and outstanding at any time shall not exceed $356,707,481.50.

                          (b) The Trust Preferred Securities rank pari passu,
and payment thereon shall be made pro rata, with the Common Trust Securities except that, where an Event of Default specified in clause (1), (2) or (3) of the definition of Event of Default in the Indenture has occurred and is continuing, the rights of Holders of the Common Trust Securities to payment in respect of Distributions and payments upon liquidation, redemption, repurchase and otherwise are subordinated to the rights to payment of the Holders of the Trust Preferred Securities.

                          (c) The consideration received by the Trust for the
issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

                          (d) Upon issuance of the Trust Preferred Securities as
provided in this Declaration, the Trust Preferred Securities so issued shall be deemed to be validly issued, fully paid and non-assessable.

                          (e) Every Person that becomes a Holder or a Trust
Preferred Securities Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the Trust Preferred Securities Guarantee.

                  Section 7.2. Execution And Authentication. (a) The Securities shall be signed on behalf of the Trust by one or more Administrators. Such signature may be the manual or facsimile signature of any Administrator. In case any Administrator of the Trust who shall have signed any of the Securities shall cease to be such Administrator before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrator; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrators of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such an Administrator.

                          (b) A Common Trust Security shall be deemed validly
issued upon execution by an Administrator without any act of the Property Trustee. A Trust Preferred Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. Such signature shall be conclusive evidence that the Trust Preferred Securities have been authenticated under this Declaration. Upon a written order of the Trust signed by one Administrator, the Property Trustee shall authenticate the Trust Preferred Securities for original issue. The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Trust Preferred Securities. An authenticating agent may authenticate Trust Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee hereunder with respect to the Sponsor or an Affiliate. The aggregate number of Trust Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

                  Section 7.3. Form And Dating. (a) The Trust Preferred Securities and the Property Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1 and the Common Trust Securities shall be substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrators, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Sponsor shall furnish any such legend not contained in Exhibit A- 1 to the Property Trustee in writing. Each Trust Preferred Securities shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Sponsor, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby. The Trust Preferred Securities shall be dated the date of their authentication.

                          (b) Global Securities. If no Trust Preferred
Securities constitute Pledged Securities (as defined in the Master Unit Agreement), the Trust Preferred Securities will be represented in the form of one or more permanent global securities in definitive, fully registered form with the global legend set forth in Exhibit A-1 hereto (a "Global Security"), which shall be deposited on behalf of the holders of the Units with the Property Trustee, at its New York office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Trust Preferred Securities represented by the Global Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided.

                          (c) Book-Entry Provisions. This Section 7.3(c) shall
apply only to the Global Security and such other Trust Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency. The Trust shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Clearing Agency and (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or, if no such written instructions are received by the Property Trustee, held by the Property Trustee as custodian for the Clearing Agency.

                  Members of, or participants in, the Clearing Agency ("Participants") shall have no rights under this Declaration with respect to any Global Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial ownership interest in any Global Security.

                          (d) Definitive Trust Preferred Securities. Except as
provided in Section 7.9, owners of beneficial ownership interests in a Global Security will not be entitled to receive physical delivery of certificated Trust Preferred Securities ("Definitive Trust Preferred Securities").

                  Section 7.4. Registrar, Paying Agent And Exchange Agent. The Trust shall maintain in Dearborn, Michigan or at the principal offices of the Property Trustee, (i) an office or agency where Trust Preferred Securities may be presented for registration of transfer ("Registrar") and (ii) an office or agency where Trust Preferred Securities may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Trust Preferred Securities and of their transfer. The Property Trustee may appoint the Registrar and the Paying Agent and may appoint one or more co-registrars and one or more additional paying agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar and the term "Paying Agent" includes any additional paying agent. The Property Trustee may change any Paying Agent or Registrar without prior notice to any Holder. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee (if not the Paying Agent) and the Administrators. The Trust shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. In the event that the Property Trustee shall no longer be the Paying Agent or the Registrar, the Administrators shall appoint another entity as Registrar or Paying Agent. The Trust or any of its Affiliates may act as Paying Agent or Registrar. The Trust shall act as Paying Agent and Registrar for the Common Trust Securities.

                  The Property Trustee will initially act as Registrar and Paying Agent for the Trust Preferred Securities.

                  Section 7.5. Paying Agent to Hold Money in Trust. The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions on the Securities, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Sponsor or an Affiliate of the Trust or the Sponsor acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

                  Section 7.6. Replacement Securities. If a Holder claims that a certificate evidencing the Securities owned by it has been lost, destroyed or wrong fully taken or if such certificate is mutilated and is surrendered to the Trust, or in the case of a certificate evidencing Trust Preferred Securities, to the Property Trustee, and the Property Trustee shall receive evidence to its satisfaction of the destruction, loss or theft of such certificate and there shall be delivered to the Property Trustee and the Administrators such security or indemnity as may be required by them to keep each of them harmless, then, in the absence of notice that such certificate shall have been acquired by a protected purchaser, an Administrator on behalf of the Trust shall execute (and in the case of a certificate evidencing Trust Preferred Securities, the Property Trustee shall authenticate) and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen certificate, a new certificate of like denomination. In connection with the issuance of any new certificate under this
Section 7.6, the Registrar or the Administrators may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate certificate issued pursuant to this
Section 7.6 shall constitute conclusive evidence of or ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed certificate shall be found at any time.

                  Section 7.7. Outstanding Trust Preferred Securities. The Trust Preferred Securities outstanding at any time are all the Trust Preferred Securities authenticated by the Property Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section as not outstanding. If a Trust Preferred Securities is replaced paid or purchased, pursuant to Section 7.6 or Section 7.10, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced Trust Preferred Securities is held by a protected purchaser. If Trust Preferred Securities are considered paid in accordance with the terms of this Declaration, they cease to be outstanding and Distributions on them shall cease to accumulate. A Trust Preferred Securities does not cease to be outstanding because one of the Trust, the Sponsor or an Affiliate of the Sponsor holds the Security.

                  Section 7.8. Trust Preferred Securities in Treasury. In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Trust Preferred Securities owned by the Trust, the Sponsor or an Affiliate of the Sponsor, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

                  Section 7.9. Temporary Securities. (a) Until definitive securities are ready for delivery, the Trust may prepare and, in the case of the Trust Preferred Securities, the Property Trustee shall authenticate temporary securities. Temporary Securities shall be substantially in the form of definitive securities but may have variations that the Trust considers appropriate for temporary securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Trust Preferred Securities, the Property Trustee shall authenticate definitive securities in exchange for temporary securities.

                          (b) A Global Security deposited with the Clearing
Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section 7.3 shall be transferred to the beneficial owners thereof in the form of Definitive Trust Preferred Securities only if such transfer complies with Section 9.2 and (i) the Clearing Agency notifies the Sponsor that it is unwilling or unable to continue as Clearing Agency for such Global Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Sponsor within 90 days of such notice, (ii) a Default or an Event of Default has occurred and is continuing, or (iii) the Trust at its sole discretion elects to cause the issuance of Definitive Trust Preferred Securities.

                          (c) Any Global Security that is transferable to the
beneficial owners thereof in the form of Definitive Trust Preferred Securities pursuant to this Section 7.9 shall be surrendered by the Clearing Agency to the Property Trustee to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Security, an equal aggregate liquidation amount of Securities of authorized denominations in the form of Definitive Trust Preferred Securities. Any portion of a Global Security transferred pursuant to this Section shall be registered in such names as the Clearing Agency shall direct.

                          (d) Subject to the provisions of Section 7.9(c), the
Holder of a Global Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities.

                          (e) In the event of the occurrence of any of the
events specified in Section 7.9(b), the Trust will promptly make available to the Property Trustee a reasonable supply of Definitive Trust Preferred Securities in fully registered form without distribution coupons.

                  Section 7.10. Cancellation. The Trust at any time may deliver Trust Preferred Securities to the Property Trustee for cancellation. The Registrar and Paying Agent shall forward to the Property Trustee any Trust Preferred Securities surrendered to them for registration of transfer, redemption, repurchase, exchange or payment. The Property Trustee shall promptly cancel all Trust Preferred Securities surrendered for registration of transfer, redemption, repurchase, exchange, payment, replacement or cancellation and shall dispose of canceled Trust Preferred Securities in its customary manner. The Trust may not issue new Trust Preferred Securities to replace Trust Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any holder has exchanged.

                  Section 7.11. CUSIP Numbers. The Trust in issuing the Trust Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices as a convenience to Holders of Trust Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Preferred Securities or as contained in any such notice and that reliance may be placed only on the other identification numbers printed on the Trust Preferred Securities, and any such notice shall not be affected by any defect in or omission of such numbers. The Sponsor will promptly notify the Property Trustee of any change in the "CUSIP" numbers.

                                  ARTICLE VIII

                              DISSOLUTION OF TRUST

                  Section 8.1. Dissolution of Trust. (a) The Trust shall automatically dissolve:

                                    (i) upon a Bankruptcy Event of the Sponsor;

                                    (ii) upon the filing of a certificate of
         dissolution or liquidation or its equivalent with respect to the Sponsor; or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                                    (iii) after satisfaction of liabilities to
         creditors of the Trust as required by applicable law, following the distribution of a Like Amount of the Debentures to the Holders, provided that the Property Trustee has received written notice from the Sponsor, as holder of all of the issued and outstanding Common Trust Securities directing the Property Trustee, to dissolve the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Sponsor);

                                    (iv) upon the entry of a decree of judicial
         dissolution of the Trust by a court of competent jurisdiction;

                                    (v) when all of the Securities shall have
         been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                                    (vi) upon the repayment of the Debentures or
         at such time as no Debentures are outstanding; or

                                    (vii) the expiration of the term of the
         Trust provided in Section 3.14.

                          (b) As soon as is practicable after the occurrence of
an event referred to in Section 8.1(a) or Section 8.1(c), and after the completion of the winding up of the Trust's affairs, the Administrators shall file a certificate of cancellation with the Secretary of State of the State of Delaware.

                          (c) Subject to the conditions set forth in the
Declaration and the Indenture, the Sponsor may at any time direct the Property Trustee to dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust.

                          (d) The provisions of Section 3.9, Article X and
Section 11.2 shall survive the termination of the Trust and the registration or removal of any Trustee.


                                   ARTICLE IX

                              TRANSFER OF INTERESTS

                  Section 9.1. (a) Transfer of Securities. Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

                          (b) Subject to this Article IX, Trust Preferred
Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration. To the fullest extent permitted by law, any transfer or purported transfer of any security not made in accordance with this Declaration shall be null and void.

                          (c) The Sponsor may not transfer the Common Trust
Securities; provided, however, that any permitted successor of the Sponsor under the Indenture may succeed to the Sponsor's ownership of the Common Trust Securities.

                          (d) The Registrar shall provide for the registration
of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Registrar may require) in respect of any tax or other governmental charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Securities, the Registrar shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Property Trustee. A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

                  Section 9.2. Transfer Procedures And Restrictions. (a) Transfer and Exchange of Definitive Trust Preferred Securities. When Definitive Trust Preferred Securities are presented to the Registrar or co-Registrar:

                                    (i) to register the transfer of such
         Definitive Trust Preferred Securities; or (ii) to exchange such Definitive Trust Preferred Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Definitive Trust Preferred Securities, the Registrar or co-registrar shall register the transfer or make the exchange as requested; provided, however, that the Definitive Trust Preferred Securities surrendered for transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-registrar, duly executed by the Holder thereof or his attorney duly authorized in writing.

                          (b) Transfer of a Definitive Trust Preferred
Securities for a Beneficial Ownership Interest in a Global Security. A Definitive Trust Preferred Securities may not be exchanged for a beneficial ownership interest in a Global Security except upon satisfaction of the requirements set forth below. Upon receipt by the Property Trustee of a Definitive Trust Preferred Securities, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Property Trustee, together with written instructions directing the Property Trustee to make, or to direct the Clearing Agency to make, an adjustment on its books and records with respect to the appropriate Global Security to reflect an increase in the number of the Trust Preferred Securities represented by such Global Security, then the Property Trustee shall cancel such Definitive Trust Preferred Securities and cause, or direct the Clearing Agency to cause, the aggregate number of Trust Preferred Securities represented by the appropriate Global Security to be increased accordingly. If no Global Securities are then outstanding, the Trust shall issue and the Property Trustee shall authenticate, upon written order of any Administrator, an appropriate number of Trust Preferred Securities in global form.

                          (c) Transfer and Exchange of Global Securities.
Subject to Section 9.2(d), the transfer and exchange of Global Securities or beneficial ownership interests therein shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

                          (d) Transfer of a Beneficial Ownership Interest in a
Global Security for a Definitive Trust Preferred Securities.

                                    (i) If none of the Trust Preferred
         Securities constitute Pledged Securities, and are thereafter represented by one or more permanent Global Securities in definitive, fully registered form, any Person having a beneficial ownership interest in a Global Security may upon request, but only upon 20 days prior notice to the Property Trustee, and if accompanied by the information specified below, exchange such beneficial ownership interest for a Definitive Trust Preferred Securities representing the same number of Trust Preferred Securities. Upon receipt by the Property Trustee from the Clearing Agency or its nominee on behalf of any Person having a beneficial ownership interest in a Global Security of written instructions or such other form of instructions as is customary for the Clearing Agency or the Person designated by the Clearing Agency as having such a beneficial ownership interest in a Trust Preferred Securities and a certification from the transferor (in a form substantially similar to that attached hereto as the "Form of Assignment" in Exhibit A-1), which may be submitted by facsimile, then the Property Trustee will cause the aggregate number of Trust Preferred Securities represented by Global Securities to be reduced on its books and records and, following such reduction, the Trust will execute and the Property Trustee will authenticate and make available for delivery to the transferee a Definitive Trust Preferred Securities.

                                    (ii) Definitive Trust Preferred Securities
         issued in exchange for a beneficial ownership interest in a Global Security pursuant to this Section 9.2(d) shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Participants or indirect participants or otherwise, shall instruct the Property Trustee in writing. The Property Trustee shall deliver such Trust Preferred Securities to the Persons in whose names such Trust Preferred Securities are so registered in accordance with such instructions of the Clearing Agency.

                          (e) Restrictions on Transfer and Exchange of Global
Securities. Notwithstanding any other provisions of this Declaration (other than the provisions set forth in subsection (f) of this Section 9.2), a Global Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

                          (f) Authentication of Definitive Trust Preferred
Securities. If at any time:

                                    (i) there occurs a Default or an Event of
         Default which is continuing, or

                                    (ii) the Trust, at the direction of the
         Sponsor, as Holder of all of the issued and outstanding Trust Preferred Securities, notifies the Property Trustee in writing that it elects to cause the issuance of Definitive Trust Preferred Securities under this Declaration, then the Trust will execute, and the Property Trustee, upon receipt of a written order of the Trust signed by one Administrator requesting the authentication and delivery of Definitive Trust Preferred Securities to the Persons designated by the Trust, will authenticate and make available for delivery Definitive Trust Preferred Securities, equal in number to the number of Trust Preferred Securities represented by the Global Securities, in exchange for such Global Securities.

                          (g) Cancellation or Adjustment of Global Security. At
such time as all beneficial ownership interests in a Global Security have either been exchanged for Definitive Trust Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial ownership interest in a Global Security is ex changed for Definitive Trust Preferred Securities, Trust Preferred Securities represented by such Global Security shall be reduced and an adjustment shall be made on the books and records of the Property Trustee (if it is then the custodian for such Global Security) with respect to such Global Security, by the Property Trustee or the Securities custodian, to reflect such reduction.

                          (h) Obligations with Respect to Transfers and
Exchanges of Trust Preferred Securities.

                                    (i) To permit registrations of transfers and
         exchanges, an Administrator on behalf of the Trust shall execute and the Property Trustee shall authenticate Definitive Trust Preferred Securities and Global Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

                                    (ii) Registrations of transfers or exchanges
         will be effected without charge, but only upon payment (with such indemnity as the Trust or the Sponsor may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                                    (iii) The Registrar or co-registrar shall
         not be required to register the transfer of or exchange of Trust Preferred Securities during a period beginning at the opening of business 15 days before the day of mailing of a notice of redemption of Trust Preferred Securities and ending at the close of business on the day of such mailing.

                                    (iv) Prior to the due presentation for
         registrations of transfer of any Trust Preferred Securities, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Trust Preferred Securities is registered as the absolute owner of such Trust Preferred Securities for the purpose of receiving Distributions on such Trust Preferred Securities and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

                                    (v) All Trust Preferred Securities issued
         upon any transfer or exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Trust Preferred Securities surrendered upon such transfer or exchange.

                          (i) No Obligation of the Property Trustee. The
Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Participant thereof, with respect to any beneficial ownership interest in the Trust Preferred Securities or with respect to the delivery to any Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Trust Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Trust Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Participants and any beneficial owners.

                  Section 9.3. Deemed Security Holders. Except when Trust Preferred Securities constitute Pledged Securities held for the benefit of the holders of Units, the Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

                  Section 9.4. Book Entry Interests. Global Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency, and no Trust Preferred Securities Beneficial Owner will receive a definitive certificate representing such Trust Preferred Securities Beneficial Owner's interests in such Global Securities, except as provided in Section 9.2. Unless and until definitive, fully registered certificates representing Trust Preferred Securities have been issued to the Trust Preferred Securities Beneficial Owners pursuant to Section
9.2 and Section 7.9:

                          (a) the provisions of this Section 9.4 shall be in
full force and effect;

                          (b) the Trust and the Trustees shall be entitled to
deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Securities and receiving approvals, votes or consents





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

hereunder) as the sole holder of the Global Securities and shall have no obligation to the Trust Preferred Securities Beneficial Owners;

                          (c) to the extent that the provisions of this Section
9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

                          (d) the rights of the Trust Preferred Securities
Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Trust Preferred Securities Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Securities to such Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants.

                  Section 9.5. Notices to Clearing Agency. Whenever a notice or other communication to the Holders of Trust Preferred Securities is required to be given by a Trustee under this Declaration and such Trust Preferred Securities are in the form of Global Securities, such Trustee shall give all such notices and communications specified herein to be given to the Holders of Global Securities to the Clearing Agency, and shall have no notice obligations to the Trust Preferred Securities Beneficial Owners.

                  Section 9.6. Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Trust Preferred Securities, the Administrators may, in their sole discretion, appoint a successor Clearing Agency with respect to such Trust Preferred Securities.

                                    ARTICLE X

                      LIMITATION OF LIABILITY OF HOLDERS OF
                 SECURITIES, TRUSTEES, ADMINISTRATORS OR OTHERS

                  Section 10.1. Liability. (a) Except as expressly set forth in this Declaration, the Securities Guarantees and the terms of the Securities, the Sponsor shall not be:

                                    (i) personally liable for the return of any
         portion of the capital contributions (or any return thereon) of the





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

         Holders of the Securities which shall be made solely from assets of the Trust; and

                                    (ii) required to pay to the Trust or to any
         Holder of Securities any deficit upon dissolution of the Trust or otherwise.

                          (b) The Sponsor shall be liable for all of the debts
and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

                          (c) Pursuant to Section 3803(a) of the Business Trust
Act, the Holders of the Trust Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

                  Section 10.2. Exculpation.

                          (a) No Indemnified Person shall be liable, responsible
or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (or, in the case of the Property Trustee, by reason of such Trustee's negligence) or willful misconduct with respect to such acts or omissions.

                          (b) An Indemnified Person shall be fully protected in
relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.






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

                  Section 10.3. Fiduciary Duty. (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

                          (b) Unless otherwise expressly provided herein:

                                    (i) whenever a conflict of interest exists
         or arises between any Covered Persons and any Indemnified Person; or

                                    (ii) whenever this Declaration or any other
         agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provide terms that are, fair and reasonable to the Trust or any Holder of Securities.

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

                          (c) Whenever in this Declaration an Indemnified Person
is permitted or required to make a decision:

                                    (i) in its "discretion" or under a grant of
         similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or






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

                                    (ii) in its "good faith" or under another
         express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

                  Section 10.4. Indemnification. (a)(i) The Sponsor shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reason ably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                                    (ii) The Sponsor shall indemnify, to the
         full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to pro cure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been ad judged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such





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         expenses which such Court of Chancery or such other court shall deem proper.

                                    (iii) To the extent that a Company
         Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this
         Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                                    (iv) Any indemnification under paragraphs
         (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made by the Holder of the Common Trust Securities.

                                    (v) To the fullest extent permitted by law,
         expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made by the Holder of the Common Trust Securities, that, based upon the facts known to the Holder of the Common Trust Securities at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Holder





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         of the Common Trust Securities reasonably determines that such person deliberately breached his duty to the Trust or its Common Trust Securities or Trust Preferred Securities Holders.

                                    (vi) The indemnification and advancement of
         expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Sponsor or Holders of the Trust Preferred Securities or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Sponsor and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                                    (vii) The Sponsor or the Trust may purchase
         and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Sponsor would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                                    (viii) For purposes of this Section 10.4(a),
         references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                                    (ix) The indemnification and advancement
         of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue





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

         as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

                          (b) The Sponsor agrees, to the fullest extent
permitted by law, to (A) indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv), including the Property Trustee and the Delaware Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without gross negligence (or, in the case of the Property Trustee, incurred without ordinary negligence) or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reason able legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder and (B) to advance, from time to time, prior to the final disposition of any claim, demand, action, suit or proceeding for which indemnification is authorized pursuant to subsection (b)(A) above, any expenses (including reasonable legal fees) incurred by a Fiduciary Indemnified Person in defending such claim, demand, action, suit or proceeding upon receipt by the Sponsor of an undertaking by or on behalf of the Fiduciary Indemnified Person to repay such amount if it shall be determined that the Fiduciary Indemnified Person is not entitled to be indemnified as authorized in subsection (b)(A) above. The obligation to indemnify and advance expenses as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration and the Trust and shall survive the resignation or removal of such Fiduciary Indemnified Person.

                          (c) The Sponsor agrees to pay the Property Trustee and
the Delaware Trustee, from time to time, such compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Property Trustee and the Delaware Trustee hereunder as may be mutually agreed upon in writing by the Sponsor and the Property Trustee or the Delaware Trustee, as the case may be, and, except as otherwise expressly provided herein, to reimburse the Property Trustee and the Delaware Trustee upon its or their request for all reasonable expenses (including counsel fees and expenses), disbursements and advances incurred or made by the





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Property Trustee or the Delaware Trustee, as the case may be, in accordance with the provisions of this Declaration.

                  Section 10.5. Outside Businesses. Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee (subject to Section 5.3(c)) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee, or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI

                                   ACCOUNTING

                  Section 11.1. Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

                  Section 11.2. (a) Certain Accounting Matters. At all times during the existence of the Trust, the as Administrators shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Trust shall use the accrual method of accounting for United States Federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Administrators.






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

                          (b) The Administrators shall cause to be duly prepared
and delivered to each of the Holders, any annual United States Federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrators shall endeavor to deliver all such information statements within 30 days after the end of each Fiscal Year of the Trust.

                          (c) The Administrators shall cause to be duly prepared
and filed with the appropriate taxing authority, an annual United States Federal income tax return, on a Form 1041 or such other form or statement as may be required by United States Federal income tax law, and any other annual income tax returns required to be filed by the Administrators on behalf of the Trust with any state, local or other taxing authority.

                  Section 11.3. Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrators; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

                  Section 11.4. Withholding. The Trust and the Administrators shall comply with all withholding requirements under United States Federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrators shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding.






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

                                   ARTICLE XII

                             AMENDMENTS AND MEETINGS

                  Section 12.1. Amendments. (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may only be amended by a written instrument approved and executed by:

                                    (i) if the amendment affects the rights,
         powers, duties, obligations or immunities of the Administrators, the Administrators (or if there are more than two Administrators, a majority of the Administrators);

                                    (ii) if the amendment affects the rights,
         powers, duties, obligations or immunities of the Property Trustee, the Property Trustee; and

                                    (iii) if the amendment affects the rights,
         powers, duties, obligations or immunities of the Delaware Trustee, the Delaware Trustee.

                          (b) No amendment shall be made, and any such purported
amendment shall be void and ineffective:

                                    (i) unless, in the case of any proposed
         amendment, the Property Trustee shall have first received an Officers' Certificate from the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee or the Delaware Trustee, the Property Trustee and the Delaware Trustee shall have first received:

                                            (A)    an Officers' Certificate from
                  the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                                            (B)      an Opinion of Counsel
                  that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); provided, however, that the Property Trustee shall not be required to sign any such amendment; and

                                            (C)      a consent in writing by
                  the Property Trustee or the Delaware Trustee, as the case may be (which consent may be withheld in such Trustee's sole discretion); and

                                    (iii) unless the Property Trustee shall have
         first received an Opinion of Counsel that such amendment or the exercise of any power granted to the Property Trustee or Delaware Trustee in accordance with such amendment will not:

                                            (A)      cause the Trust to fail to
                  continue to be classified for purposes of United States Federal income taxation as a grantor trust; or

                                            (B)      cause the Trust to be
                  deemed to be an Investment Company required to be registered under the Investment Company Act;

                          (c) Except as provided in Section 12.1(d), (e) or (h),
no amendment shall be made, and any such purported amendment shall be void and ineffective unless the Holders of a Majority in liquidation amount of the Trust Preferred Securities (or Units) shall have consented to such amendment.

                          (d) In addition to and notwithstanding any other
provision in this Declaration, without the consent of each affected Holder, this Declaration may not be amended to (i) change the amount or timing of any Distribution or other payment on the Securities (including payment of the Put Price (as defined in the Indenture) or otherwise adversely affect the amount of any distribution required to be made in respect of the Securities as of a specified date or (ii) restrict the right of a Holder of Securities to institute suit for the enforcement of any such payment on or after such date.

                          (e) Section 9.1(b) and this Section 12.1 shall not be
amended without the consent of all of the Holders of the Securities.

                          (f) Article Four shall not be amended without the
consent of the Holders of a Majority in liquidation amount of the Common Trust Securities.

                          (g) The rights of the holders of the Common Trust
Securities under Article Five to increase or decrease the number of, and appoint and remove Trustees or Administrators shall not be amended without the consent of the Holders of a Majority in liquidation amount of the Common Trust Securities.

                          (h) Notwithstanding Section 12.1(c), this Declaration
may be amended from time to time by the Sponsor and the Property Trustee without the consent of the Holders of the Securities to:

                                    (i) cure any ambiguity, correct or
         supplement any provision in this Declaration that may be inconsistent with any other provision of this Declaration or to make any other provisions with respect to matters or questions arising under this Declaration which shall not be inconsistent with the other provisions of the Declaration; or

                                    (ii) modify, eliminate or add to any
         provisions of the Declaration to such extent as shall be necessary to ensure that the Trust will continue to be classified for United States Federal income tax purposes as a grantor trust at all times that any Securities are outstanding or to ensure that the Trust will not be required to register as an Investment Company under the Investment Company Act;

provided, however, that in the case of clauses (i) and (ii), such action shall not adversely affect in any material respect the interests of the Holders, and any amendments of this Declaration pursuant to Section 12.1(h) shall become effective when notice thereof is given to the Holders of the Securities.

                          (i) If so directed by all of the Holders of a class of
Securities at a meeting of the Holders of such class, the Trustees, the Sponsor and the Trust shall take such actions as are necessary to amend this Declaration and to permit Holders of such class to reconstitute all of the Securities of such class with a liquidation amount of $1,000 per each Security of such class.





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                  Section 12.2. Meetings of The Holders; Action by Written
Consent. (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrators (or as otherwise provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Trust Preferred Securities listed or admitted for trading. The Administrators shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in liquidation amount of such class of Securities. Such direction shall be given by delivering to the Administrators one or more notices in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Securities held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

                          (b) Except to the extent otherwise provided in the
terms of the Securities, the following provisions shall apply to meetings of Holders of Securities:

                                    (i) notice of any such meeting shall be
         given by the Property Trustee to all the Holders of Securities having a right to vote thereat at least seven days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Trust Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Administrators may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Administrators;

                                    (ii) each Holder may authorize any Person to
         act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the discretion of the Holder of Securities executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation;

                                    (iii) each meeting of the Holders shall be
         conducted by the Administrators or by such other Person that the Administrators may designate; and

                                    (iv) unless the Business Trust Act, this
         Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Trust Preferred Securities or Units are then listed or trading, otherwise provides, the Administrators, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII

            REPRESENTATIONS OF PROPERTY TRUSTEE AND DELAWARE TRUSTEE


                  Section 13.1. Representations And Warranties of Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

                          (a) The Property Trustee is a New York banking
corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                          (b) The execution, delivery and performance by the
Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. The Declaration has been duly executed and delivered by the Property Trustee and under Delaware law (excluding securities laws) constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                          (c) The execution, delivery and performance of this
Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee; and

                          (d) No consent, approval or authorization of, or
registration with or notice to, any Federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

                  Section 13.2. Representations And Warranties of Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

                          (a) The Delaware Trustee is a Delaware banking
Corporation with trust powers and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

                          (b) The execution, delivery and performance by the
Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee under Delaware law (excluding securities laws) and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

                          (c) No consent, approval or authorization of, or
registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

                          (d) The Delaware Trustee is an entity which has its
principal place of business in the State of Delaware.


                                   ARTICLE XIV

                                  MISCELLANEOUS

                  Section 14.1. Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by first class mail, as follows:

                          (a) if given to the Trust, in care of the
Administrators at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Holders):

                           CMS Energy Trust II
                           c/o CMS Energy Corporation
                           Fairlane Plaza South, Suite 1100
                           330 Town Center Drive
                           Dearborn, Michigan 48126
                           Attention: Corporate Secretary
                           Telephone: (313) 436-9200
                           Telecopier: (313) 436-9258

                          (b) if given to the Delaware Trustee, at the mailing
address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                           The Bank of New York (Delaware)
                           White Clay Center, Route 273
                           Newark, DE 19711
                           Attention:
                           Telephone:
                           Telecopier:

                          (c) if given to the Property Trustee, at the Property
Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):




                           The Bank of New York
                           101 Barclay Street
                           Floor 21W
                           New York, New York 10007
                           Attention: Corporate Trust Administrator
                           Telephone: (212) 815-5909
                           Telecopier: (212) 815-5915

                          (d) if given to the Holder of the Common Trust
Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Trust Securities may give notice to the Trust):

                           CMS Energy Trust II
                           c/o CMS Energy Corporation
                           Fairlane Plaza South, Suite 1100
                           330 Town Center Drive
                           Dearborn, Michigan 48126
                           Attention: Corporate Secretary
                           Telephone: (313) 436-9200
                           Telecopier: (313) 436-9258

                          (e) if given to any other Holder, at the address set
forth on the books and records of the Trust.

                  All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed, or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

                  Section 14.2. Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                  Section 14.3. Intention of The Parties. It is the intention of the parties hereto that for United States Federal income tax purposes the Trust be classified as a grantor trust and the Debentures as indebtedness. The provisions of this Declaration shall be interpreted to further this intention of the parties. The parties hereto agree and any Holder by the acquisition of a Security shall be deemed to have agreed to treat the Trust as a grantor trust and the Debentures as indebtedness in all tax and accounting filings and reports.

                  Section 14.4. Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

                  Section 14.5. Successors And Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

                  Section 14.6. Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

                  Section 14.7. Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                  IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Declaration to be executed as of the day and year first above written.



Alan M. Wright, not in his individual     CMS ENERGY CORPORATION,
  capacity but solely as Administrative     as Sponsor
  Trustee of the Trust

/s/ ALAN M. WRIGHT                        By:  /s/ ALAN M. WRIGHT
--------------------------------------       -----------------------------------
                                                Name: Alan M. Wright
                                                Title: Senior Vice President and
                                                       Chief Financial Officer
Thomas A. McNish, not in his individual   The Bank of New York (Delaware), not
  capacity but solely as Administrative     in its individual capacity but solely as
  Trustee of the Trust                      Delaware Trustee of the Trust


/s/ THOMAS A. MCNISH                      By:  /s/ WALTER N. GITLIN
--------------------------------------       -----------------------------------
                                                Name: Walter N. Gitlin
                                                Title: Authorized Signature

                                          The Bank of New York, not in its individual
                                            capacity but solely as Property Trustee of
                                            the Trust


                                          By: /s/ MICHAEL CULHANE
                                             -----------------------------------
                                                Name: Michael Culhane
                                                Title: Vice President

                                     ANNEX I

                                    TERMS OF
                        8.625% TRUST PREFERRED SECURITIES
                         8.625% COMMON TRUST SECURITIES

                  Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of July 8, 1999 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration or, if not defined in such Declaration, as defined in the Prospectus referred to below in Section 2(c) of this Annex I):

         1. Designation and Number.

         (a) Trust Preferred Securities. 7,250,000 Trust Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Three Hundred Million, Eight Hundred and Seventy-Five Thousand Dollars ( $300,875,000), and each with a liquidation amount with respect to the assets of the Trust of $41.50 per security, are hereby designated for the purposes of identification only as "8.625% Trust Preferred Securities" (the "Trust Preferred Securities"). The certificates evidencing the Trust Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any exchange or quotation system on which the Trust Preferred Securities are listed, traded or quoted, if any.

         (b) Common Trust Securities. 8.625% Common Trust Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Nine Million, Three Hundred Five Thousand, Four Hundred Twenty Dollars and Fifty Cents ($9,305,420.50) and a liquidation amount with respect to the assets of the Trust of $41.50 per security, are hereby designated for the purposes of identification only as "8.625% Common Trust Securities" (the "Common Trust Securities"). The certificates evidencing the Common Trust Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

         2. Distributions.

         (a) Distributions payable on each Security will initially be fixed at a rate per annum of 8.625% (the "Initial Coupon Rate") of the stated liquidation amount of $41.50 per Security (the "Liquidation Amount") and, on and after the Call Option Expiration Date (as defined in the Indenture) at a rate per annum that is equal to the Reset Rate (as defined in the Indenture) of the Liquidation Amount. The Initial Coupon Rate and the Reset Rate as in effect at any applicable time are hereinafter referred to as the "Coupon Rate". Except as set forth below in respect of an Extension Period, Distributions in arrears for more than one quarterly period will bear additional distributions thereon compounded quarterly at the rate of 8.625% per annum until the Call Option Expiration Date, and at the Reset Rate thereafter (as the context requires, the "Deferral Rate") (to the extent permitted by applicable law). The term "Distributions," as used herein, includes distributions of any such interest unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         (b) Distributions on the Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from July 8, 1999, and will be payable quarterly in arrears on January 1, April 1, July 1, 1999 and October 1, 1999 of each year, commencing on October 1, 1999 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30- day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to elect to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures (each an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. During any such Extension Period, the Debenture Issuer may not (i) declare or pay any dividends or distributions on, or redeem, purchase, acquire, or make a liquidation payment with respect to, any of the Debenture Issuer's capital stock (which includes common and preferred stock),
(ii) make any payment of principal of or premium, if any, or interest on or repay, repurchase or redeem any debt securities of the Debenture Issuer that rank pari passu with or junior in right of payment to the Debentures or (iii) make any guarantee payments with respect to any guarantee by the Debenture Issuer of any securities of any subsidiary of the Debenture

Issuer if such guarantee ranks pari passu with or junior in right of payment to the Debentures (other than, in the case of clauses (i), (ii) and (iii), (A) dividends or distributions in shares of, or options, warrants or rights to subscribe for or purchase shares of, common stock of the Debenture Issuer, (B) any declaration of a dividend in connection with the implementation of a stock holders' rights plan, or the issuance of stock under any such plan in the future, or the redemption or repurchase of any such rights pursuant thereto, (C) payments under the Trust Preferred Securities Guarantee, (D) as a result of a reclassification of the Debenture Issuer's capital stock solely into shares of one or more classes or series of the Debenture Issuer's capital stock or the exchange or conversion of one class or series of the Debenture Issuer's capital stock for another class or series of the Debenture Issuer's capital stock, (E) the purchase of fractional interests in shares of the Debenture Issuer's capital stock pursuant to the conversion or exchange provisions of such capital stock or the security being converted or exchanged, and (F) purchases of common stock of the Debenture Issuer in connection with the satisfaction by the Debenture Issuer of its obligations (including purchases related to the issuance of such common stock or rights) under any of the Debenture Issuer's benefit plans for its and its subsidiaries' directors, officers or employees or any of the Debenture Issuer's dividend reinvestment plans). As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, Distributions will continue to accumulate with additional Distributions thereon (to the extent permitted by applicable law but not at a rate greater than the rate at which interest is then accruing on the Debentures) at the Deferral Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period may not extend beyond the Maturity Date of the Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates which shall be the fifteenth day of the month immediately preceding the month during which the relevant Distribution Date falls. The relevant record dates for the Common Trust Securities shall be the same as the record dates for the Trust Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and so long as such payment is made on such next succeeding day, without any interest or other payment in respect of any such delay), except if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on the date such payment was originally payable.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

         3. Liquidation Distribution Upon Dissolution.

         In the event of any dissolution of the Trust or the Sponsor otherwise gives notice of its election to dissolve the Trust pursuant to Section 8.1(a)(iii) of the Declaration, the Trust shall be liquidated by the Administrators as expeditiously as the Administrators determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to the Holders of the Securities a Like Amount (as defined below) of the Debentures (the "Liquidation Distribution"). "Like Amount" means (i) with respect to a redemption of the Securities, Securities having an aggregate Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the aggregate Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed. If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis, except that if a Event of Default has occurred and is continuing, the Trust Preferred Securities shall have priority over the Common Trust Securities.

         4. Redemption and Distribution.

         (a) The Trust Preferred Securities will be subject to mandatory redemption on the Maturity Date of the Debentures out of the proceeds of the repayment of the Debentures at Maturity. Upon the repayment of the Debentures at maturity, the proceeds from such repayment shall be simultaneously applied by the Property Trustee to redeem a Like Amount of the Securities at a redemption price equal to the principal of and accrued and unpaid interest on the Debentures as of the Maturity Date thereof (the "Final Redemption Price").

         (b) On and from the date fixed by the Administrators for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution and (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Debentures and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on such Securities until such certificates are presented to the registrar for the Debentures for transfer or reissue, whereupon the Debenture Issuer will issue to such Holder, and the Debenture Trustee will authenticate, a certificate representing such Debentures.

         (c) The procedure with respect to redemptions or distributions of Debentures shall be as follows:

                  (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the Maturity Date of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(c)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

                  (ii) If Securities are to be redeemed and the Trust gives a Redemption/Distribution Notice, then to the extent funds are legally available, (A) with respect to Trust Preferred Securities issued in book-entry form, by 12:00 noon, New York City time, on the Maturity Date, provided that the

         Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the maturity of the Debentures by 10:00 a.m., New York City time, on the Maturity Date, the Property Trustee will deposit, or cause the Paying Agent to Deposit, irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the Final Redemption Price and will give the Clearing Agency irrevocable instructions and authority to pay the Final Redemption Price to the Clearing Agency Participants, and (B) with respect to Trust Preferred Securities issued in certificated form and Common Trust Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the maturity of the Debentures, the Property Trustee will give irrevocable instructions and authority to the Paying Agent and will irrevocably deposit with the Paying Agent funds sufficient to pay the Final Redemption Price to the Holders thereof. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the date of such deposit distributions will cease to accumulate on the Securities and all rights of Holders will cease, except the right of the Holders of such Securities to receive the Final Redemption Price, but without interest on such Final Redemption Price, and such Securities shall cease to be outstanding.

                  (iii) Payment of accumulated and unpaid Distributions on the Maturity Date of the Debentures will be subject to the rights of Holders of Securities on the close of business on a regular record date in respect of a Distribution Date occurring on or prior to such Maturity Date. If the Maturity Date of the Debentures is not a Business Day, then payment of the Final Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and so long as such payment is made on the next succeeding Business Day, without any interest or other payment in respect of any such delay), with the same force and effect as if made on such date fixed for redemption. If payment of the Final Redemption Price is improperly withheld or refused and not paid either by the Trust or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accumulate at the Coupon Rate on the Final Redemption Price from the Maturity Date to the actual date of payment.

                  (iv) Redemption/Distribution Notices shall be sent by the Property Trustee on behalf of the Trust to (A) in respect of the Trust Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if

         Definitive Trust Preferred Securities have been issued, to the Holder thereof, and (B) in respect of the Common Trust Securities to the Holder thereof.

                  (v) Subject to the foregoing and applicable law (including, without limitation, United States Federal securities laws and banking laws), provided the acquiror is not the Holder of the Common Trust Securities or the obligor under the Indenture, the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Trust Preferred Securities by tender, in the open market or by private agreement.

         5. Voting Rights - Trust Preferred Securities.

         (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Trust Preferred Securities will have no voting rights. The Administrators are required to call a meeting of the Holders of the Trust Preferred Securities if directed to do so by the Holders of at least 10% in liquidation amount of the Trust Preferred Securities.

         (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or exercising any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section 5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Trust Preferred Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Trustees without the prior written approval of each Holder of the Trust Preferred Securities. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Trust Preferred Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Securities of any notice of default with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders prior to taking any of the foregoing actions, the Property Trustee shall be provided with an Opinion of Counsel experienced in such matters to the effect that the Trust will not be classified for United States Federal income tax purposes as other than a grantor trust on account of such action.

         If an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay principal of or premium, if any, or interest on the Debentures on the due date therefor (after giving effect to any Extension Period), then a Holder of Trust Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or premium, if any, or interest on a Like Amount of Debentures (a "Direct Action") on or after the respective due date specified in the Debentures. In connection with such Direct Action, the rights of the Common Trust Securities Holder will be subrogated to the rights of such Holder of Trust Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Trust Preferred Securities in such Direct Action, provided, however, that no such subrogation right may be exercised so long as an Event of Default has occurred and is continuing. The Holders of Trust Preferred Securities will not be able to exercise directly any other remedy available to the holders of the Debentures.

         Any approval or direction of Holders of Trust Preferred Securities may be given at a separate meeting of such Holders of Trust Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Trust Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Trust Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Trust Preferred Securities will be required for the Trust to redeem and cancel Trust Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Trust Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

         6. Voting Rights - Common Trust Securities.

         (a) Except as provided under Sections 6(b), and 7, in the Business Trust Act, and as otherwise required by law and the Declaration, the Holders of the Common Trust Securities will have no voting rights.

         (b) Unless an Event of Default under the Declaration shall have occurred and be continuing, any Trustee may be removed at any time by the holder of the Common Trust Securities. If an Event of Default under the Declaration has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by the Holders of a Majority in liquidation amount of the outstanding Trust Preferred Securities. In no event will the Holders of the Trust Preferred Securities have the right to vote to appoint, remove or replace the Administrators, which voting rights are vested exclusively in the Sponsor as the holder of the Common Trust Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

         No vote or consent of the Holders of the Common Trust Securities will be required for the Trust to redeem and cancel Common Trust Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         7. Amendments to Declaration.

         (a) The provisions set forth under Section 12.1 of the Declaration and this Section 7 shall govern any amendments to the Declaration. (b) Notwithstanding any provisions of the Declaration and the provisions of Section 3.16(b) of the Trust Indenture Act, the right of any Holder of Trust Preferred Securities to receive payment of distributions and other payments upon redemption, repurchase or other wise, on or after their respective due dates, or to institute a suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder. For the protection and enforcement of the foregoing provision, each and every Holder of Trust Preferred Securities shall be entitled to such relief as can be given either at law or equity.

         8. Right to Exercise Put Options.

         In the event the Call Option (as defined in the Master Unit Agreement) is not exercised by the Call Option Holder (as defined in the Master Unit Agreement), each holder of Trust Preferred Securities will have the right to require the Trust to distribute Debentures having an aggregate principal amount equal to the aggregate Liquidation Amount of such Trust Preferred Securities to the Put Agent (as defined in the Indenture), on the Stock Purchase Date (as defined in the Indenture), in exchange for such Trust Preferred Securities, in connection with the concurrent exercise by the Put Agent on behalf of each such holder of the Debenture Put Option (as defined in the Indenture) related thereto.

         A holder of Trust Preferred Securities may exercise the right referred to above by presenting and surrendering the certificate evidencing such Trust Preferred Securities, at the offices of the Property Trustee, with the form of "Notice to Require Exercise of Junior Subordinated Debenture Put Option" on the reverse side of the certificate completed and executed as indicated, by 10:00 a.m., New York City time, on the Stock Purchase Date. If such right is properly exercised, the applicable Debentures will be distributed to the Put Agent, who shall be the Collateral Agent, and the Put Agent will then exercise the Put Option related thereto on behalf of the holder. Any cash received on the exercise of such option must be used to settle any purchase contracts secured by the Debentures.

         9. Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Trust Preferred Securities pro rata according to the aggregate liquidation amount of Trust Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Trust Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Trust Preferred Securities (as described in Section 10), to each Holder of Common Trust Securities pro rata according to the aggregate liquidation amount of Common Trust Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Trust Securities outstanding.

         10. Ranking; Subordination of Common Trust Securities.

         (a) The Trust Preferred Securities rank pari passu with the Common Trust Securities and payment of Distributions on, and the Final Redemption Price of, the Trust Preferred Securities and the Common Trust Securities, as applicable, shall be made pro rata based on the liquidation amount of the Trust Preferred Securities and Common Trust Securities; provided, however, that if on any Distribution Date or

Maturity Date an Event of Default under the Declaration (solely as the result of an event described in clauses (1), (2) or (3) of the definition of Event of Default in the Indenture) shall have occurred and be continuing, no payment of any Distribution, or Final Redemption Price of, any of the Common Trust Securities, and no other payment on account of the redemption, liquidation or other acquisition of the Common Trust Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Trust Preferred Securities for all distribution periods terminating on or prior thereto or, in the case of the Maturity Date, the full amount of the Final Redemption Price therefor, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or Final Redemption Price of, the Trust Preferred Securities then due and payable.

         In the case of any Event of Default, the holder of the Common Trust Securities will be deemed to have waived any right to act with respect to such Event of Default until the effect of such Event of Default shall have been cured, waived or otherwise eliminated. Until any such Event of Default has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Trust Preferred Securities, and only the Holders of the Trust Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

         11. Acceptance of Securities Guarantee and Indenture.

         Each Holder of Trust Preferred Securities and Common Trust Securities, by the acceptance thereof, agrees to the provisions of the Trust Preferred Securities Guarantee and the Common Trust Securities Guarantee, respectively, including the subordination provisions therein and to the provisions of the Indenture and the Declaration.

         12. No Preemptive Rights.

         The Holders of the Securities shall have no preemptive or similar rights to subscribe for any additional securities.

         13. Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Indenture, the Trust Preferred Securities Guarantee or the Common Trust Securities Guarantee (as may be appropriate) and the Indenture (including any supplemental indenture) to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                             FORM OF TRUST PREFERRED
                       SECURITIES FORM OF FACE OF SECURITY

         [IF THIS TRUST PREFERRED SECURITY ("TRUST PREFERRED SECURITY") IS A GLOBAL SECURITY, INSERT: THIS TRUST PREFERRED SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE DECLARATION HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "CLEARING AGENCY") OR A NOMINEE OF THE CLEARING AGENCY. THIS TRUST PREFERRED SECURITY IS EXCHANGEABLE FOR TRUST PREFERRED SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE CLEARING AGENCY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE DECLARATION AND NO TRANSFER OF THIS TRUST PREFERRED SECURITY (OTHER THAN A TRANSFER OF THIS TRUST PREFERRED SECURITY AS A WHOLE BY THE CLEARING AGENCY TO A NOMINEE OF THE CLEARING AGENCY OR BY A NOMINEE OF THE CLEARING AGENCY TO THE CLEARING AGENCY OR ANOTHER NOMINEE OF THE CLEARING AGENCY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.]

         [UNLESS THIS TRUST PREFERRED SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW
YORK), A NEW YORK CORPORATION, TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY TRUST PREFERRED SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER,
PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONG FUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

Certificate Number T-1 Number of Trust Preferred Securities: 7,250,000 CUSIP NO. 125898205

                Certificate Evidencing Trust Preferred Securities
                                       of
                                CMS Energy Trust

8.625% Trust Preferred Securities (liquidation amount $41.50 per Trust Preferred Security)

CMS Energy Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that The Bank of New York, as Unit Agent (the "Holder") is the registered owner of 7,250,000 securities of the Trust representing preferred undivided beneficial ownership interests in the assets of the Trust designated the 8.625% Trust Preferred Securities (liquidation amount $41.50 per Trust Preferred Security) (the "Trust Preferred Securities"). Subject to the terms of the Declaration (as defined below), the Trust Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Trust Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July 8, 1999, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Trust Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration, the Trust Preferred Securities Guarantee and the Indenture to a Holder without charge upon written request to the Trust at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Trust Preferred Securities Guarantee to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Trust as a grantor trust, the Debentures as indebtedness and the Trust Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this 8th day of July, 1999.

                                            CMS ENERGY TRUST II



                                            By:
                                               ------------------------------
                                               Name:    Alan M. Wright
                                               Title:   Administrative Trustee


Attest:
       ----------------------

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Trust Preferred Securities referred to in the within-mentioned Declaration.

Dated:   July 8, 1999

                                  The Bank of New York, not in its individual capacity, but solely as
                                  Property Trustee


                                  By:
                                     -------------------------------------
                                  Authorized Signatory

                           FORM OF REVERSE OF SECURITY


         Distributions payable on each Trust Preferred Security will initially be fixed at a rate per annum of 8.625% (the "Initial Coupon Rate") of the liquidation amount of $41.50 per Trust Preferred Security (the "Liquidation Amount") and, on and after the Call Option Expiration Date (as defined in the Indenture), at a rate per annum that is equal to the Reset Rate (as defined in the Indenture) of the Liquidation Amount. The Initial Coupon Rate and the Reset Rate as in effect at any applicable time are hereinafter referred to as the "Coupon Rate". Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the rate of 8.625% per annum and, for the period after the Call Option Exercise Date, at the Rest Rate (as the context requires, the "Deferral Rate") (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

         Distributions on the Trust Preferred Securities will be cumulative, will accumulate from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from July 8, 1999 and will be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on April 1, 1999, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to elect to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for the Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, quarterly Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Deferred Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period may not extend beyond the Maturity Date of the Debentures. Payments of accumulated Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the

Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         Subject to the conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time dissolve the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust. The Trust Preferred Securities will be subject to mandatory redemption on the Maturity Date of the Debentures as provided in the Declaration.

         The Trust Preferred Securities and the rights of the Holders shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

                                   ASSIGNMENT


FOR VALUE RECEIVED, the undersigned assigns and transfers this Security to:


------------------------

------------------------

------------------------

        (Insert assignee's social security or tax identification number)

------------------------

------------------------

------------------------

                    (Insert address and zip code of assignee)

------------------------

------------------------

------------------------

and irrevocably appoints agent to transfer this Security on the books of the Trust. The agent may substitute another to act for him or her.

Date:
     --------------------

Signature:
          --------------------
(Sign exactly as your name appears on the other side of this Security)

Signature Guarantee(1):
                        --------------------

------------------------
(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                NOTICE TO REQUIRE EXERCISE OF JUNIOR SUBORDINATED
                              DEBENTURE PUT OPTION

The undersigned holder of this Security hereby irrevocably exercises the right to require the Trust to distribute to the Put Agent Debentures having an aggregate principal amount equal to the Liquidation Amount of the number of Trust Preferred Securities listed below (which number does not exceed the number evidenced hereby) in exchange for such number of Trust Preferred Securities, on the Stock Purchase Date in connection with the concurrent exercise by the Put Agent on behalf of the holder of this Security of the Debenture Put Option related hereto on such date. Pursuant to the aforementioned exercise of the right to require the Trust to distribute to the Put Agent Debentures in exchange for such number of Trust Preferred Securities, the undersigned hereby directs the Property Trustee to take any actions necessary to effect the exchange of such number of Trust Preferred Securities for such principal amount of Debentures. Any cash received on the exercise of such option must be used to settle any purchase contracts secured by the Debentures.

Date:
      --------------------

Number of Trust Preferred Securities (not to exceed number of Trust Preferred Securities evidenced hereby) Signature:________________________ (Sign exactly as your name appears on the other side of this Security) Please Print or Type Name and Address, Including Zip Code, and Social Security or Other Identifying Number

------------------------

------------------------

------------------------

Signature Guarantee(1):
                        ------------------------

------------------------
(1) Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                   EXHIBIT A-2

                    FORM OF COMMON TRUST SECURITY CERTIFICATE

THIS COMMON TRUST SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS OR ANY OTHER APPLICABLE SECURITIES LAW AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHER WISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN EFFECTIVE REGISTRATION STATEMENT.

THIS SECURITY MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHER
WISE TRANSFERRED.

Certificate Number:  C-1            Number of Common Trust Securities:  224,227

                 Certificate Evidencing Common Trust Securities
                                       of
                                CMS Energy Trust

8.625% Common Trust Securities (liquidation amount $41.50 per Common Trust Security)

CMS Energy Trust II, a statutory business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CMS Energy Corporation (the "Holder") is the registered owner of common trust securities of the Trust representing undivided beneficial ownership interests in the assets of the Trust designated the 8.625% Common Trust Securities (liquidation amount $41.50 per Common Trust Security) (the "Common Trust Securities"). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Trust Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of July, 1999 as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Trust Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration.

         Upon receipt of this certificate, the Sponsor is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Common Trust Securities Guarantee to the extent provided therein.

         By acceptance, the Holder agrees to treat, for United States Federal income tax purposes, the Debentures as indebtedness and the Common Trust Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this 8th day of July, 1999.


                                            CMS ENERGY TRUST II


                                            ------------------------
                                            Name:
                                            Title:   Administrator


Attest:
        ------------------------

                           FORM OF REVERSE OF SECURITY

         Distributions payable on each Common Trust Security will initially be fixed at a rate per annum of 8.625% (the "Initial Coupon Rate") of the liquidation amount of $41.50 per Common Trust Security (the "Liquidation Amount") and, on and after the Call Option Expiration Date (as defined in the Indenture), at a rate per annum that is equal to the Reset Rate (as defined in the Indenture) of the Liquidation Amount. The Initial Coupon Rate and the Reset Rate as in effect at any applicable time are hereinafter referred to as the "Coupon Rate". Distributions in arrears for more than one quarterly period will bear interest thereon compounded quarterly at the rate of 8.625% per annum and, for the period after the Call Option Exercise Date, at the Reset Rate (the "Deferral Rate") (to the extent permitted by applicable law). The term "Distributions", as used herein, includes such cash distributions and any such interest unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor.

         Distributions on the Common Trust Securities will be cumulative, will accrue from the most recent date to which Distributions have been paid or, if no Distributions have been paid, from July 8, 1999 and will be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 1999, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months. As long as no Event of Default has occurred and is continuing under the Indenture, the Debenture Issuer has the right under the Indenture to elect to defer payments of interest by extending the interest payment period at any time and from time to time on the Debentures (each an "Extension Period"), provided that no Extension Period shall end on a date other than an Interest Payment Date for Debentures or extend beyond the Maturity Date of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, Distributions will continue to accumulate with interest thereon (to the extent permitted by applicable law, but not at a rate exceeding the rate of interest then accruing on the Debentures) at the Deferral Rate compounded quarterly during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period may not extend beyond the Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.


         Subject to the conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Sponsor, at any time liquidate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust.

         The Common Trust Securities will be subject to mandatory redemption on the Maturity Date of the Debentures, as provided in the Declaration.

         The Common Trust Securities and the rights of the holders thereof hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.


                              ---------------------